SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material pursuant to § 240.14a-12.

BOYD GAMING CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! BOYD GAMING CORPORATION 2023 Annual Meeting of Stockholders Vote by May 3, 2023 11:59 PM ET BOYD GAMING CORPORATION 6465 SOUTH RAINBOW BOULEVARD LAS VEGAS, NEVADA ATTN: DAVID STROW, VICE PRESIDENT CORPORATE COMMUNICATIONS V00943-P86062 You invested in BOYD GAMING CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the annual meeting of stockholders to be held on May 4, 2023, at 1:00 p.m. (Pacific Daylight Time). Get informed before you vote View the Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 20, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 4, 2023 1:00 PM PDT Virtually at: www.virtualshareholdermeeting.com/BYD2023 Smartphone users Point your camera here and vote without entering a control number *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect eight members to our Board of Directors to serve until the next Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified. Nominees: 01) John R. Bailey 02) William R. Boyd 03) Marianne Boyd Johnson 04) Keith E. Smith 05) Christine J. Spadafor 06) A. Randall Thoman 07) Peter M. Thomas 08) Paul W. Whetsell For 2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. For 3. Advisory vote on executive compensation. For 4. Advisory vote of the frequency of holding an advisory vote on executive compensation. Years Note: To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. V00944-P86062